UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2020

General Electric Company

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-00035 (Commission File Number)	14-0689340 (IRS Employer Identification No.)
5 Necco Street, Boston, MA (Address of principal executive offices)		02210 (Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.06 per share	GE	New York Stock Exchange
Floating Rate Notes due 2020	GE20E	New York Stock Exchange
0.375% Notes due 2022	GE22A	New York Stock Exchange
1.250% Notes due 2023	GE23E	New York Stock Exchange
0.875% Notes due 2025	GE25	New York Stock Exchange
1.875% Notes due 2027	GE27E	New York Stock Exchange
1.500% Notes due 2029	GE29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE/35	New York Stock Exchange
2.125% Notes due 2037	GE37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01	Other Events

On April 13, 2020, GE issued a press release announcing the commencement of tender offers to purchase for cash any and all of certain debt securities issued (or assumed) by GE or its subsidiaries (the “Tender Offers”). A copy of that press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description
99.1	Press release, dated April 13, 2020 issued by GE announcing the Tender Offers.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements

Our public communications and SEC filings may contain statements related to future, not past, events. These forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the expected timing, size or other terms of the Tender Offers, our ability to complete the Tender Offers; the potential impacts of the COVID-19 pandemic on our business operations, financial results and financial position and on the world economy; our expected financial performance, including cash flows, revenues, organic growth, margins, earnings and earnings per share; macroeconomic and market conditions and volatility; planned and potential business or asset dispositions; our de-leveraging plans, including leverage ratios and targets, the timing and nature of actions to reduce indebtedness and our credit ratings and outlooks; GE’s and GE Capital’s funding and liquidity; our businesses’ cost structures and plans to reduce costs; restructuring, goodwill impairment or other financial charges; planned and potential business or asset dispositions; or tax rates.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on our operations and personnel, and on commercial activity and demand across our and our customers’ and suppliers’ businesses, and on global supply chains; our inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact our business operations, financial performance, results of operations, financial position, the prices of our securities and the achievement of our strategic objectives; changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets (including our equity ownership position in Baker Hughes), oil and other commodity prices and exchange rates, and the impact of such changes and volatility on our financial position; our de-leveraging and capital allocation plans, including with respect to actions to reduce our indebtedness, the timing and amount of GE dividends, organic investments, and other priorities; further downgrades of our current short- and long-term credit ratings or ratings outlooks, or changes in rating application or methodology, and the related impact on our liquidity, funding profile, costs and competitive position; GE’s liquidity and the amount and timing of our GE Industrial cash flows and earnings, which may be impacted by customer, supplier, competitive, contractual and other dynamics and conditions; GE Capital’s capital and liquidity needs, including in connection with GE Capital’s run-off insurance operations and discontinued operations, the amount and timing of required capital contributions to the insurance operations and any strategic actions that we may pursue; the impact of conditions in the financial and credit markets on GE Capital’s ability to sell financial assets; the availability and cost of funding; and GE Capital’s exposure to particular counterparties and markets; our success in executing and completing asset dispositions or other transactions, including our plan to exit our equity ownership position in Baker Hughes, the timing of closing for such transactions and the expected proceeds and benefits to GE; global economic trends, competition and geopolitical risks, including changes in the rates of investment or economic growth in key markets we serve, or an escalation of trade tensions such as those between the U.S. and China; market developments or customer actions that may affect levels of demand and the financial performance of the major industries and customers we serve, such as secular, cyclical and competitive pressures in our Power business, pricing and other pressures in the renewable energy market, levels of demand for air travel and other customer dynamics such as early aircraft retirements, conditions in key geographic markets and other shifts in the competitive landscape for our products and services; operational execution by our businesses, including our ability to improve the operations and execution of our Power and Renewable Energy businesses, and the performance of our Aviation business; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation related to climate change and the effects of U.S. tax reform and other tax law changes; our decisions about investments in new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of Alstom, SEC and other investigative and legal proceedings; the impact of actual or potential failures of our products or third-party products with which our products are integrated, such as the fleet grounding of the Boeing 737 MAX and the timing of its return to service and return to delivery, and related reputational effects; the impact of potential information technology, cybersecurity or data security breaches; and the other factors that are described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, as such descriptions may be updated or amended in any future reports we file with the SEC. These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they were made, and we do not undertake to update them.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: April 13, 2020	/s/ Christoph A. Pereira
Christoph A. Pereira
Vice President, Chief Risk Officer and Chief Corporate Counsel